EXHIBIT 32.1

CEO CERTIFICATION OF PERIODIC REPORT

I, Ronald J. Buschur, Chief Executive Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 3, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2005	By:	/s/ RONALD J. BUSCHUR
Ronald J. Buschur

President and Chief Executive Officer

Powerwave Technologies, Inc.